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                                                                   Exhibit 10.12


                                  Amendment to
                   the Principal Mutual Life Insurance Company
                          Administrative Agreement with
                           Principal Health Care, Inc.

This Amendment is entered into this day of , 1998, by and between Principal Health Care, Inc., an Iowa corporation (the "PPO") and the Principal Mutual Life Insurance Company, an Iowa corporation ("Principal Mutual").

1. Effective February 1, 1998, Principal Mutual shall pay the PPO a fee equal to $2.50 per Program Member per month (excluding spouses or dependents) plus 15% of Savings as defined herein. "Savings" shall be computed based on the difference between billed charges and PPO contracted rates for those medical claims submitted by PPO Participating Providers for which Principal Mutual is liable for payment on behalf of Principal Mutual participants according to Principal Mutual benefit plans. The maximum amount of fee to be paid under this Administrative Agreement based upon percentage of Savings, when added to the fee to be paid under the Administrative Agreement by and between Principal Mutual and Principal Health Care of Georgia, Inc./SouthCare, shall be as follows:

         $2,600,000 for the calendar months of February and March of 1998 $4,000,000 for the second quarter of 1998
         $4,000,000 for the third quarter of 1998
         $4,000,000 for the fourth quarter of 1998

         $2,000,000 for the first quarter of 1999
         $2,000,000 for the second quarter of 1999
         $2,000,000 for the third quarter of 1999
         $2,000,000 for the fourth quarter of 1999

         IN WITNESS WHEREOF, the parties have executed and entered into this Amendment as of the day and year set forth above.

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

BY:
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NAME:
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TITLE:
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PRINCIPAL HEALTH CARE, INC.

BY:
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NAME:
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TITLE:
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